Exhibit 21
SUBSIDIARIES OF TOLL BROTHERS, INC.
As of October 31, 2020

A.    Corporations

1.Dominion III Corp., a Delaware corporation.
2.ESE Consultants, Inc., a Delaware corporation.
3.ESE Consultants, Inc., a Texas corporation.
4.ESE of North Carolina, PC, a North Carolina professional corporation.
5.First Brandywine Investment Corp. IV, a Delaware corporation.
6.First Huntingdon Finance Corp., a Delaware corporation.
7.GCAM Holding Co., Inc., a Delaware corporation.
8.Hampton Pointe Club, Inc., a South Carolina non-profit corporation.
9.HQZ Acquisitions, Inc., a Michigan corporation.
10.Jupiter Country Club, Inc., a Florida non-profit corporation.
11.Philmont Insurance Company, a Vermont corporation.
12.PRD Investors, Inc., a Delaware corporation.
13.Shapell Homes, Inc., a Delaware corporation.
14.Shapell Industries, Inc., a Delaware corporation.
15.The Silverman Building Companies, Inc., a Michigan corporation.
16.TBI Mortgage Company, a Delaware corporation.
17.TBI Smart Home Solutions, Inc., a New Jersey corporation.
18.TB Proprietary Corp., a Delaware corporation.
19.TIS Logistics, Inc., a Pennsylvania corporation.
20.Toll Apartments LP Company, Inc., a Delaware corporation.
21.Toll Architecture, Inc., a Delaware corporation.
22.Toll Architecture I, P.A., a Delaware professional corporation.
23.Toll Bros. of Arizona, Inc., an Arizona corporation.
24.Toll Bros. of North Carolina, Inc., a North Carolina corporation.
25.Toll Bros. of North Carolina II, Inc., a North Carolina corporation.
26.Toll Bros., Inc., a Pennsylvania corporation.
27.Toll Bros., Inc., a Texas corporation.
28.Toll Brothers AZ Construction Company, an Arizona corporation.
29.Toll Brothers Canada USA, Inc., a Delaware corporation.
30.Toll Brothers Finance Corp., a Delaware corporation.
31.Toll Brothers International Holdings, Inc., a Delaware corporation.
32.Toll Brothers Real Estate, Inc., a Pennsylvania corporation.
33.Toll CA Holdings, Inc., a Delaware corporation.
34.Toll Corp., a Delaware corporation.
35.Toll DC GP Corp., a District of Columbia corporation.
36.Toll Golden Corp., a Delaware corporation.
37.Toll Holdings, Inc., a Delaware corporation.
38.Toll Land Corp. No. 6, a Pennsylvania corporation.
39.Toll Mid-Atlantic V Corp., a Delaware corporation.
40.Toll Mid-Atlantic LP Company, Inc., a Delaware corporation.
41.Toll MI VII Corp., a Michigan corporation.
42.Toll NJX-I Corp., a Delaware corporation.
43.Toll Northeast V Corp., a Delaware corporation.
44.Toll Northeast LP Company, Inc., a Delaware corporation.
45.Toll Northeast Services, Inc., a Delaware corporation.
46.Toll NV GP Corp., a Nevada corporation.
47.Toll Realty Holdings Corp. I, a Delaware corporation.
48.Toll Realty Holdings Corp. II, a Delaware corporation.

49.Toll Rental Holdings, Inc., a Delaware corporation.
50.Toll Southeast Inc., a Delaware corporation.
51.Toll Southeast LP Company, Inc., a Delaware corporation.
52.Toll SW Holding I Corp., a Nevada corporation.
53.Toll VA GP Corp., a Delaware corporation.
54.Toll West Inc., a Delaware corporation.
55.Toll WV GP Corp., a West Virginia corporation.
56.Upper K Investors, Inc., a Delaware corporation.
57.Valeria Sewerage Works Corporation, a New York corporation.
58.Westminster Abstract Company, a Pennsylvania corporation.
59.Westminster Insurance Agency, Inc., a Pennsylvania corporation.
60.Westminster Title Company, Inc., a California corporation.

B.    Partnerships

1.Ashford Land Company, L.P., a Delaware limited partnership.
2.Audubon Ridge, L.P., a Pennsylvania limited partnership.
3.Belmont Land, L.P., a Virginia limited partnership.
4.Binks Estates Limited Partnership, a Florida limited partnership.
5.The Bird Estate Limited Partnership, a Massachusetts limited partnership.
6.Broad Run Associates, L.P., a Pennsylvania limited partnership.
7.Broad Washington, L.P., a Delaware limited partnership.
8.Byers Commercial LP, a Pennsylvania limited partnership.
9.CC Estates Limited Partnership, a Massachusetts limited partnership.
10.Cold Spring Hunt, L.P., a Pennsylvania limited partnership.
11.Coleman-Toll Limited Partnership, a Nevada limited partnership.
12.Dominion Country Club, L.P., a Virginia limited partnership.
13.Estates at Princeton Junction, L.P., a New Jersey limited partnership.
14.Fairfax Investment, L.P., a Virginia limited partnership.
15.First Brandywine Partners, L.P., a Delaware partnership.
16.Gibraltar Road LP, a Pennsylvania limited partnership.
17.Greens at Waynesborough, L.P., a Pennsylvania limited partnership.
18.Hoboken Land LP, a New Jersey limited partnership.
19.Hockessin Chase, L.P., a Delaware limited partnership.
20.Laurel Creek, L.P., a New Jersey limited partnership.
21.Loudoun Valley Associates, L.P., a Virginia limited partnership.
22.NC Country Club Estates Limited Partnership, a North Carolina limited partnership.
23.Plymouth Apartments Management LP, a Pennsylvania limited partnership.
24.Reston Note Co. LP, a Virginia limited partnership.
25.Sorrento at Dublin Ranch I LP, a California limited partnership.
26.Sorrento at Dublin Ranch III LP, a California limited partnership.
27.South Riding, L.P., a Virginia limited partnership.
28.Southport Landing Limited Partnership, a Connecticut limited partnership.
29.Springton Pointe, L.P., a Pennsylvania limited partnership.
30.Stone Mill Estates, L.P. a Pennsylvania limited partnership.
31.Swedesford Chase, L.P., a Pennsylvania limited partnership.
32.TBI/Palm Beach Limited Partnership, a Florida limited partnership.
33.Toll Apartments, LP, a Delaware limited partnership.
34.Toll at Brier Creek Limited Partnership, a North Carolina limited partnership.
35.Toll at Westlake, L.P., a New Jersey limited partnership.
36.Toll at Whippoorwill, L.P., a New York limited partnership.
37.Toll Brooklyn L.P., a New York limited partnership.
38.Toll Brooklyn Pier GP L.P., a New York limited partnership.
39.Toll Brooklyn Pier L.P., a New York limited partnership.

40.Toll Brothers AZ Limited Partnership, an Arizona limited partnership.
41.Toll CA, L.P., a California limited partnership.
42.Toll CA II, L.P., a California limited partnership.
43.Toll CA III, L.P., a California limited partnership.
44.Toll CA IV, L.P., a California limited partnership.
45.Toll CA V, L.P., a California limited partnership.
46.Toll CA VI, L.P., a California limited partnership.
47.Toll CA VII, L.P., a California limited partnership.
48.Toll CA VIII, L.P., a California limited partnership.
49.Toll CA IX, L.P., a California limited partnership.
50.Toll CA X, L.P., a California limited partnership.
51.Toll CA XI, L.P., a California limited partnership.
52.Toll CA XII, L.P., a California limited partnership.
53.Toll CA XIX, L.P., a California limited partnership.
54.Toll CA XX, L.P., a California limited partnership.
55.Toll CO, L.P., a Colorado limited partnership.
56.Toll CO II, L.P., a Colorado limited partnership.
57.Toll CO III, L.P., a Colorado limited partnership.
58.Toll CP Limited Partnership, a Maryland limited partnership.
59.Toll CT Limited Partnership, a Connecticut limited partnership.
60.Toll CT II Limited Partnership, a Connecticut limited partnership.
61.Toll CT III Limited Partnership, a Connecticut limited partnership.
62.Toll CT IV Limited Partnership, a Connecticut limited partnership.
63.Toll DE LP, a Delaware limited partnership.
64.Toll DE II LP, a Delaware limited partnership.
65.Toll District 7 LP, a California limited partnership.
66.Toll Dolington LP, a Pennsylvania limited partnership.
67.Toll Estero Limited Partnership, a Florida limited partnership.
68.Toll FL Limited Partnership, a Florida limited partnership.
69.Toll FL II Limited Partnership, a Florida limited partnership.
70.Toll FL III Limited Partnership, a Florida limited partnership.
71.Toll FL IV Limited Partnership, a Florida limited partnership.
72.Toll FL V Limited Partnership, a Florida limited partnership.
73.Toll FL VI Limited Partnership, a Florida limited partnership.
74.Toll FL VII Limited Partnership, a Florida limited partnership.
75.Toll FL VIII Limited Partnership, a Florida limited partnership.
76.Toll FL X Limited Partnership, a Florida limited partnership.
77.Toll FL XI Limited Partnership, a Florida limited partnership.
78.Toll FL XII Limited Partnership, a Florida limited partnership.
79.Toll FL XIII Limited Partnership, a Florida limited partnership.
80.Toll French Creek LP, a Pennsylvania limited partnership.
81.Toll GA LP, a Georgia limited partnership.
82.Toll Gibraltar LP, a Pennsylvania limited partnership.
83.Toll Grove LP, a New Jersey limited partnership.
84.Toll Hudson LP, a New Jersey limited partnership.
85.Toll IL HWCC, L.P., an Illinois limited partnership.
86.Toll IL, L.P., an Illinois limited partnership.
87.Toll IL II, L.P., an Illinois limited partnership.
88.Toll IL III, L.P., an Illinois limited partnership.
89.Toll IL IV, L.P., an Illinois limited partnership.
90.Toll IL WSB, L.P., an Illinois limited partnership.
91.Toll Jacksonville Limited Partnership, a Florida limited partnership.
92.Toll Land IV Limited Partnership, a New Jersey limited partnership.
93.Toll Land V Limited Partnership, a New York limited partnership.

94.Toll Land VI Limited Partnership, a New York limited partnership.
95.Toll Land X Limited Partnership, a Virginia limited partnership.
96.Toll Land XI Limited Partnership, a New Jersey limited partnership.
97.Toll Land XV Limited Partnership, a Virginia limited partnership.
98.Toll Land XVI Limited Partnership, a New Jersey limited partnership.
99.Toll Land XVIII Limited Partnership, a Connecticut limited partnership.
100.Toll Land XIX Limited Partnership, a California limited partnership.
101.Toll Land XX Limited Partnership, a California limited partnership.
102.Toll Land XXII Limited Partnership, a California limited partnership.
103.Toll Land XXIII Limited Partnership, a California limited partnership.
104.Toll Land XXV Limited Partnership, a New Jersey limited partnership.
105.Toll MA Land Limited Partnership, a Massachusetts limited partnership.
106.Toll MA Land III Limited Partnership, a Massachusetts limited partnership.
107.Toll MD AF Limited Partnership, a Maryland limited partnership.
108.Toll MD Limited Partnership, a Maryland limited partnership.
109.Toll MD II Limited Partnership, a Maryland limited partnership.
110.Toll MD III Limited Partnership, a Maryland limited partnership.
111.Toll MD IV Limited Partnership, a Maryland limited partnership.
112.Toll MD V Limited Partnership, a Maryland limited partnership.
113.Toll MD VI Limited Partnership, a Maryland limited partnership.
114.Toll MD VII Limited Partnership, a Maryland limited partnership.
115.Toll MD VIII Limited Partnership, a Maryland limited partnership.
116.Toll MD X Limited Partnership, a Maryland limited partnership.
117.Toll MD XI Limited Partnership, a Maryland limited partnership.
118.Toll MI Limited Partnership, a Michigan limited partnership.
119.Toll MI II Limited Partnership, a Michigan limited partnership.
120.Toll MI III Limited Partnership, a Michigan limited partnership.
121.Toll MI IV Limited Partnership, a Michigan limited partnership.
122.Toll MI V Limited Partnership, a Michigan limited partnership.
123.Toll MI VI Limited Partnership, a Michigan limited partnership.
124.Toll MN, L.P., a Minnesota limited partnership.
125.Toll MN II, L.P., a Minnesota limited partnership.
126.Toll Naval Associates, a Pennsylvania general partnership.
127.Toll NC, L.P., a North Carolina limited partnership.
128.Toll NC II LP, a North Carolina limited partnership.
129.Toll NC III LP, a North Carolina limited partnership.
130.Toll NJ, L.P., a New Jersey limited partnership.
131.Toll NJ II, L.P., a New Jersey limited partnership.
132.Toll NJ III, L.P., a New Jersey limited partnership.
133.Toll NJ IV, L.P., a New Jersey limited partnership.
134.Toll NJ VI, L.P., a New Jersey limited partnership.
135.Toll NJ VII, L.P., a New Jersey limited partnership.
136.Toll NJ VIII, L.P., a New Jersey limited partnership.
137.Toll NJ IX, L.P., a New Jersey limited partnership.
138.Toll NJ XI, L.P., a New Jersey limited partnership.
139.Toll NJ XII LP, a New Jersey limited partnership.
140.Toll NV Limited Partnership, a Nevada limited partnership.
141.Toll NY L.P., a New York limited partnership.
142.Toll NY III L.P., a New York limited partnership.
143.Toll NY IV L.P., a New York limited partnership.
144.Toll NY V L.P., a New York limited partnership.
145.Toll Orlando Limited Partnership, a Florida limited partnership.
146.Toll PA, L.P., a Pennsylvania limited partnership.
147.Toll PA II, L.P., a Pennsylvania limited partnership.

148.Toll PA III, L.P., a Pennsylvania limited partnership.
149.Toll PA IV, L.P., a Pennsylvania limited partnership.
150.Toll PA V, L.P., a Pennsylvania limited partnership.
151.Toll PA VI, L.P., a Pennsylvania limited partnership.
152.Toll PA VIII, L.P., a Pennsylvania limited partnership.
153.Toll PA IX, L.P., a Pennsylvania limited partnership.
154.Toll PA X, L.P., a Pennsylvania limited partnership.
155.Toll PA XI, L.P., a Pennsylvania limited partnership.
156.Toll PA XII, L.P., a Pennsylvania limited partnership.
157.Toll PA XIII, L.P., a Pennsylvania limited partnership.
158.Toll PA XIV, L.P., a Pennsylvania limited partnership.
159.Toll PA XV, L.P., a Pennsylvania limited partnership.
160.Toll PA XVI, L.P., a Pennsylvania limited partnership.
161.Toll PA XVII, L.P., a Pennsylvania limited partnership.
162.Toll PA XVIII, L.P., a Pennsylvania limited partnership.
163.Toll PA XIX, L.P., a Pennsylvania limited partnership.
164.Toll PA Development LP, a Pennsylvania limited partnership.
165.Toll PA Management LP, a Pennsylvania limited partnership.
166.Toll Plaza, LP, a Pennsylvania limited partnership.
167.Toll Realty Holdings LP, a Delaware limited partnership.
168.Toll RI, L.P., a Rhode Island limited partnership.
169.Toll RI II, L.P., a Rhode Island limited partnership.
170.Toll SC, L.P., a South Carolina limited partnership.
171.Toll SC II, L.P., a South Carolina limited partnership.
172.Toll SC III, L.P., a South Carolina limited partnership.
173.Toll SC IV, L.P., a South Carolina limited partnership.
174.Toll Stonebrae LP, a California limited partnership.
175.Toll VA, L.P., a Virginia limited partnership.
176.Toll VA II, L.P., a Virginia limited partnership.
177.Toll VA III, L.P., a Virginia limited partnership.
178.Toll VA IV, L.P., a Virginia limited partnership.
179.Toll VA V, L.P., a Virginia limited partnership.
180.Toll VA VI, L.P., a Virginia limited partnership.
181.Toll VA VII, L.P., a Virginia limited partnership.
182.Toll VA VIII, L.P., a Virginia limited partnership.
183.Toll WV, L.P., a West Virginia limited partnership.
184.Toll YL II, L.P., a California limited partnership.
185.Toll Washington Square LP, a Delaware limited partnership.
186.Toll-Dublin, L.P., a California limited partnership.
187.Dolington Land LP, a Pennsylvania limited partnership (66.6% owned by one of Registrant’s subsidiaries)

C.    Joint Venture (Wholly-Owned)

1.Porter Ranch Development Co., a California joint venture.

D.    Limited Liability Companies

1. 31 E. Thomas Road LLC, an Arizona limited liability company.
2. 55 West 17th Street Partners LLC, a New York limited liability company.
3. 89 Park Avenue LLC, a New York limited liability company.
4. 100 Barrow Street LLC, a New York limited liability company.
5. 100 Barrow Street Member LLC, a New York limited liability company.
6. 122-130 East 23rd Street Owner LLC, a New York limited liability company.
7. 122-130 East 23rd Street Owner Member LLC, a New York limited liability company.

8. 126-142 Morgan Street Urban Renewal LLC, a New Jersey limited liability company.
9. 134 Bay Street LLC, a Delaware limited liability company.
10. 352 Marin LLC, a New Jersey limited liability company.
11. 353-357 Broadway Owner LLC, a New York limited liability company.
12. 353-357 Broadway Owner Member LLC, a New York limited liability company.
13. 700 Grove Street Urban Renewal, LLC, a New Jersey limited liability company.
14. 1400 Hudson LLC, a New Jersey limited liability company.
15. 1450 Washington LLC, a New Jersey limited liability company.
16. 1451 Hudson LLC, a New Jersey limited liability company.
17. 1500 Garden St. LLC, a New Jersey limited liability company.
18. 2686-2690 Broadway LLC, a New York limited liability company.
19. 2686-2690 Broadway Member LLC, a Delaware limited liability company.
20.Approvals Management LLC, a Delaware limited liability company.
21.Approvals Management Member LLC, a Delaware limited liability company.
22.Arbor Hills Development LLC, a Michigan limited liability company.
23.Arbors Porter Ranch, LLC, a California limited liability company.
24.Belmont Country Club I LLC, a Virginia limited liability company.
25.Belmont Country Club II LLC, a Virginia limited liability company.
26.Block 255 LLC, a New Jersey limited liability company.
27.Block 268 LLC, a New Jersey limited liability company.
28.Brier Creek Country Club I LLC, a North Carolina limited liability company.
29.Brier Creek Country Club II LLC, a North Carolina limited liability company.
30.Broad Washington GP, LLC, a Delaware limited liability company.
31.Byers Commercial LLC, a Delaware limited liability company.
32.Component Systems I LLC, a Delaware limited liability company.
33.Component Systems II LLC, a Delaware limited liability company.
34.Corporate Drive Apartments LLC, a New York limited liability company.
35.CWG Construction Company LLC, a New Jersey limited liability company.
36.CWG Management LLC, a New Jersey limited liability company.
37.Dominion Valley Country Club I LLC, a Virginia limited liability company.
38.Dominion Valley Country Club II LLC, a Virginia limited liability company.
39.East Windsor Investments I LLC, a New Jersey limited liability company.
40.East Windsor Investments II LLC, a New Jersey limited liability company.
41.Enclave at Long Valley I LLC, a New Jersey limited liability company.
42.Enclave at Long Valley II LLC, a New Jersey limited liability company.
43.First Avenue Sutton Member LLC, a Delaware limited liability company.
44.French Creek Acquisition GP, LLC, a Delaware limited liability company.
45.Frenchman’s Reserve Realty, LLC, a Florida limited liability company.
46.GCAM REO LLC, a Delaware limited liability company.
47.Gibraltar AB Investments LLC, a Delaware limited liability company.
48.Gibraltar Asset Management Services LLC, a Delaware limited liability company.
49.Gibraltar BBI Investments LLC, a Delaware limited liability company.
50.Gibraltar BMI LLC, a Delaware limited liability company.
51.Gibraltar Capital and Asset Management LLC, a Delaware limited liability company.
52.Gibraltar Real Estate Capital LLC, a Delaware limited liability company.
53.Golden Triangle Financial LLC, a Delaware limited liability company.
54.Goshen Road Land Company LLC, a Pennsylvania limited liability company.
55.Hampton Hall Investments LLC, a South Carolina limited liability company.
56.Hasentree Country Club I LLC, a North Carolina limited liability company.
57.Hasentree Country Club II LLC, a North Carolina limited liability company.
58.Hatboro Road Associates LLC, a Pennsylvania limited liability company.
59.HBNE Real Estate Investments I LLC, a Delaware limited liability company.
60.HBNE Real Estate Investments II LLC, a Delaware limited liability company.
61.HBSE Real Estate Investments I LLC, a Delaware limited liability company.

62.HBSE Real Estate Investments II LLC, a Delaware limited liability company.
63.HBWC Real Estate Investments I LLC, a Delaware limited liability company.
64.HBWC Real Estate Investments II LLC, a Delaware limited liability company.
65.Heritage Manor Development, LLC, a Massachusetts limited liability company.
66.HM Investments LLC, a Virginia limited liability company.
67.HM Investments II LLC, a Virginia limited liability company.
68.Hoboken Cove LLC, a New Jersey limited liability company.
69.Hoboken Land I LLC, a Delaware limited liability company.
70.Idaho TradeUp LLC, an Idaho limited liability company.
71.Jacksonville TBI Realty, LLC, a Florida limited liability company.
72.Liseter Land Company LLC, a Pennsylvania limited liability company.
73.Liseter, LLC, a Delaware limited liability company.
74.LL Parcel E, LLC, a New York limited liability company.
75.LL Parcel I Holdings LLC, a Delaware limited liability company.
76.LL Parcel I, LLC, a New York limited liability company.
77.Long Meadows TBI, LLC, a Maryland limited liability company.
78.Mizner Realty, L.L.C., a Florida limited liability company.
79.Morgan Street JV LLC, a Delaware limited liability company.
80.Naples TBI Realty, LLC, a Florida limited liability company.
81.Northville Lake Village Apartments Limited Liability Company, a Michigan limited liability company.
82.Orlando TBI Realty LLC, a Florida limited liability company.
83.Placentia Development Company, LLC, a California limited liability company.
84.Plum Canyon Master LLC, a Delaware limited liability company.
85.PRD Investors, LLC, a Delaware limited liability company.
86.PT Maxwell Holdings, LLC, a New Jersey limited liability company.
87.P.T. Maxwell, L.L.C., a New Jersey limited liability company.
88.QOF IA, LLC, a Delaware limited liability company.
89.QOF IB, LLC, a Delaware limited liability company.
90.QOF II, LLC, a Delaware limited liability company.
91.QOF III, LLC, a Delaware limited liability company.
92.QOF IV, LLC, a Delaware limited liability company.
93.QOF V, LLC, a Delaware limited liability company.
94.QOF VI, LLC, a Delaware limited liability company.
95.QOF VII, LLC, a Delaware limited liability company.
96.QOZB IA, LLC, a Delaware limited liability company.
97.QOZB IB, LLC, a Delaware limited liability company.
98.QOZB III, LLC, a Delaware limited liability company.
99.QOZB V, LLC, a Delaware limited liability company.
100.QOZB VI, LLC, a Delaware limited liability company.
101.QOZB VII, LLC, a Delaware limited liability company.
102.Rancho Costera LLC, a Delaware limited liability company.
103.Regency at Denville, LLC, a New Jersey limited liability company.
104.Regency at Dominion Valley LLC, a Virginia limited liability company.
105.Regency at Washington I LLC, a New Jersey limited liability company.
106.Regency at Washington II LLC, a New Jersey limited liability company.
107.Regency at Waterside LLC, a Pennsylvania limited liability company.
108.The Regency Golf Club I LLC, a Virginia limited liability company.
109.The Regency Golf Club II LLC, a Virginia limited liability company.
110.Reynoldstown Company LLC, a Delaware limited liability company.
111.Ridge at Alta Vista Investments I LLC, a Texas limited liability company.
112.Ridge at Alta Vista Investments II LLC, a Texas limited liability company.
113.Ridge Residential LLC, a Delaware limited liability company.
114.Saugus Residential LLC, a Delaware limited liability company.
115.Scituate Residential LLC, a Delaware limited liability company.

116.Shapell Hold Properties No. 1, LLC, a Delaware limited liability company.
117.Shapell Land Company, LLC, a Delaware limited liability company.
118.Snowmass Club I LLC, a Colorado limited liability company.
119.Snowmass Club II LLC, a Colorado limited liability company.
120.SRLP II LLC, a Virginia limited liability company.
121.Sterling Grove Country Club LLC, an Arizona limited liability company.
122.Tampa TBI Realty LLC, a Florida limited liability company.
123.TB 4100 N. Central Ave. LLC, a Delaware limited liability company.
124.TB Ennis LLC, a Delaware limited liability company.
125.TB Frisco Square LLC, a Delaware limited liability company.
126.TB Gordon St. LLC, a Delaware limited liability company.
127.TBH Radnor LLC, a Delaware limited liability company.
128.TBI Insurance Agency LLC, a Delaware limited liability company.
129.TB Kent Partners LLC, a Delaware limited liability company.
130.TB Norwalk Apartments LLC, a Delaware limited liability company.
131.TB Piedmont Park LLC, a Delaware limited liability company.
132.TB Point Two Welborn LLC, a Delaware limited liability company.
133.TB Port Liberte LLC, a Delaware limited liability company.
134.TB Public Ledger LLC, a Delaware limited liability company.
135.TB Rivercrest LLC, a Delaware limited liability company.
136.TB Valley View 1 LLC, a Delaware limited liability company.
137.TB Valley View 4 LLC, a Delaware limited liability company.
138.TB Van Buren LLC, a Delaware limited liability company.
139.TB Warm Springs LLC, a California limited liability company.
140.TB West Commerce LLC, a Delaware limited liability company.
141.TB West Peachtree LLC, a Delaware limited liability company.
142.TB Wheeler Apartments LLC, a Delaware limited liability company.
143.TB White Plains Apartments LLC, a Delaware limited liability company.
144.TL Oil & Gas LLC, a Texas limited liability company.
145.Toll 7th Terrace LLC, a Delaware limited liability company.
146.Toll Amalyn LLC, a Delaware limited liability company.
147.Toll Apartments Construction Management LLC, a Delaware limited liability company.
148.Toll Apartments Development LLC, a Delaware limited liability company.
149.Toll Apartments GP, LLC, a Delaware limited liability company.
150.Toll Apartments Management LLC, a Delaware limited liability company.
151.Toll Austin TX LLC, a Texas limited liability company.
152.Toll Austin TX II LLC, a Texas limited liability company.
153.Toll Austin TX III LLC, a Texas limited liability company.
154.Toll BBC LLC, a Texas limited liability company.
155.Toll BBC II LLC, a Texas limited liability company.
156.Toll BCCC, LLC, an Illinois limited liability company.
157.Toll Brothers Barrow Street LLC, a New York limited liability company.
158.Toll Brothers Fort Monmouth LLC, a New Jersey limited liability company.
159.Toll CA I LLC, a California limited liability company.
160.Toll CA III LLC, a California limited liability company.
161.Toll CA Note II LLC, a California limited liability company.
162.Toll CO I LLC, a Colorado limited liability company.
163.Toll College Park LLC, a Maryland limited liability company.
164.Toll Commerce LLC, a Delaware limited liability company.
165.Toll Corners LLC, a Delaware limited liability company.
166.Toll Dallas TX LLC, a Texas limited liability company.
167.Toll Damonte LLC, a Nevada limited liability company.
168.Toll DC IV LLC, a District of Columbia limited liability company.
169.Toll DC Development LLC, a Delaware limited liability company.

170.Toll DC Holdings LLC, a Delaware limited liability company.
171.Toll DC Management LLC, a Delaware limited liability company.
172.Toll-Dublin, LLC, a California limited liability company.
173.Toll East 23rd Street LLC, a Delaware limited liability company.
174.Toll E. 33rd Street LLC, a Delaware limited liability company.
175.Toll EB, LLC, a Delaware limited liability company.
176.Toll Equipment, L.L.C., a Delaware limited liability company.
177.Toll First Avenue LLC, a New York limited liability company.
178.Toll FL I, LLC, a Florida limited liability company.
179.Toll FL II LLC, a Florida limited liability company.
180.Toll FL III LLC, a Florida limited liability company.
181.Toll FL IV LLC, a Florida limited liability company.
182.Toll FL V LLC, a Florida limited liability company.
183.Toll GC LLC, a New York limited liability company.
184.Toll GC II LLC, a New York limited liability company.
185.Toll Gibraltar I LLC, a Pennsylvania limited liability company.
186.Toll Gibraltar II LLC, a Pennsylvania limited liability company.
187.Toll Glastonbury LLC, a Connecticut limited liability company.
188.Toll Henderson LLC, a Nevada limited liability company.
189.Toll Henderson II LLC, a Nevada limited liability company.
190.Toll Hoboken LLC, a Delaware limited liability company.
191.Toll Holmdel Urban Renewal LLC, a New Jersey limited liability company.
192.Toll Houston Land LLC, a Texas limited liability company.
193.Toll Houston TX LLC, a Texas limited liability company.
194.Toll Huntington LLC, a Delaware limited liability company.
195.Toll ID I LLC, an Idaho limited liability company.
196.Toll IN LLC, an Indiana limited liability company.
197.Toll Inspirada LLC, a Nevada limited liability company.
198.Toll Jupiter LLC, a Florida limited liability company.
199.Toll Lakes at Creekside GP LLC, a Texas limited liability company.
200.Toll Land VII LLC, a New York limited liability company.
201.Toll Landscape, L.L.C., a Delaware limited liability company.
202.Toll Landscape II, L.L.C., a Delaware limited liability company.
203.Toll Lexington LLC, a New York limited liability company.
204.Toll Lexington GC LLC, a New York limited liability company.
205.Toll MA I LLC, a Massachusetts limited liability company.
206.Toll MA II LLC, a Massachusetts limited liability company.
207.Toll MA III LLC, a Massachusetts limited liability company.
208.Toll MA IV LLC, a Massachusetts limited liability company.
209.Toll MA Development LLC, a Massachusetts limited liability company.
210.Toll MA Holdings LLC, a Delaware limited liability company.
211.Toll MA Land II GP LLC, a Delaware limited liability company.
212.Toll MA Management LLC, a Massachusetts limited liability company.
213.Toll Maxwell LLC, a New Jersey limited liability company.
214.Toll MD I, L.L.C., a Maryland limited liability company.
215.Toll MD II LLC, a Maryland limited liability company.
216.Toll MD III LLC, a Maryland limited liability company.
217.Toll MD IV LLC, a Maryland limited liability company.
218.Toll MD Realty LLC, a Maryland limited liability company.
219.Toll Mid-Atlantic II LLC, a Delaware limited liability company.
220.Toll Midwest LLC, a Delaware limited liability company.
221.Toll Milano LLC, a Delaware limited liability company.
222.Toll Morgan Street LLC, a Delaware limited liability company.
223.Toll NC I LLC, a North Carolina limited liability company.

224.Toll NC IV LLC, a North Carolina limited liability company.
225.Toll NC Note LLC, a North Carolina limited liability company.
226.Toll NC Note II LLC, a North Carolina limited liability company.
227.Toll Needham LLC, a Delaware limited liability company.
228.Toll NJ I, L.L.C., a New Jersey limited liability company.
229.Toll NJ II, L.L.C., a New Jersey limited liability company.
230.Toll NJ III, LLC, a New Jersey limited liability company.
231.Toll NJ IV LLC, a New Jersey limited liability company.
232.Toll NJ Apartments Management LLC, a New Jersey limited liability company.
233.Toll Northeast II LLC, a Delaware limited liability company.
234.Toll Northeast VIII LLC, a Delaware limited liability company.
235.Toll North LV LLC, a Nevada limited liability company.
236.Toll North Reno LLC, a Nevada limited liability company.
237.Toll NV GP I LLC, a Nevada limited liability company.
238.Toll NV Holdings LLC, a Nevada limited liability company.
239.Toll NY II LLC, a New York limited liability company.
240.Toll Oak Creek Golf LLC, a Maryland limited liability company.
241.Toll Orange Terrace LLC, a Delaware limited liability company.
242.Toll Park Avenue South LLC, a Delaware limited liability company.
243.Toll Parkland GSC LLC, a Florida limited liability company.
244.Toll Parkland LLC, a Florida limited liability company.
245.Toll PA Twin Lakes LLC, a Pennsylvania limited liability company.
246.Toll Plaza, LLC, a Pennsylvania limited liability company.
247.Toll Plymouth LLC, a Pennsylvania limited liability company.
248.Toll Port Imperial LLC, a New Jersey limited liability company.
249.Toll Prasada LLC, an Arizona limited liability company.
250.Toll Provost Square I LLC, a Delaware limited liability company.
251.Toll San Antonio TX LLC, a Texas limited liability company.
252.Toll Sienna Member LLC, a Texas limited liability company.
253.Toll Southeast II LLC, a Delaware limited liability company.
254.Toll South LV LLC, a Nevada limited liability company.
255.Toll South Reno LLC, a Nevada limited liability company.
256.Toll Southwest LLC, a Delaware limited liability company.
257.Toll Southwest II LLC, a Delaware limited liability company.
258.Toll Sparks LLC, a Nevada limited liability company.
259.Toll SW Holding LLC, a Nevada limited liability company.
260.Toll Sutton Member Holdings LLC, a New York limited liability company.
261.Toll Technology Investments, L.L.C., a Delaware limited liability company.
262.Toll TX Note LLC, a Texas limited liability company.
263.Toll VA III L.L.C., a Virginia limited liability company.
264.Toll Van Wyck, LLC, a New York limited liability company.
265.Toll Vanderbilt II LLC, a Rhode Island limited liability company.
266.Toll Warren Urban Renewal LLC, a New Jersey limited liability company.
267.Toll Warren 25 Urban Renewal LLC, a New Jersey limited liability company.
268.Toll Washington Square GP LLC, a Delaware limited liability company.
269.Toll WBLH Member LLC, a Maryland limited liability company.
270.Toll West Coast LLC, a Delaware limited liability company.
271.Toll West Coast II LLC, a Delaware limited liability company.
272.Toll Wheeler LLC, a Delaware limited liability company.
273.Upper K Investors, LLC, a Delaware limited liability company.
274.Upper K-Shapell, LLC, a Delaware limited liability company.
275.Vanderbilt Capital LLC, a Rhode Island limited liability company.
276.Van Wyck Residential I LLC, a New York limited liability company.
277.Van Wyck Residential II LLC, a New York limited liability company.

278.Virginia Construction Co. I, LLC, a Virginia limited liability company.
279.Virginia Construction Co. II, LLC, a Virginia limited liability company.
280.West Chester Partners Apartments LLC, a Pennsylvania limited liability company.
281.Westminster Title Agency, LLC, a Maryland limited liability company.
282. 7th Terrace Property Owner LLC, a Delaware limited liability company (owned 100% by 7th Terrace Investors LLC)
283. 7th Terrace Investors LLC, a Delaware limited liability company (owned 100% by TB-CC II 7th Terrace LLC)
284.TB-CC II 7th Terrace LLC, a Delaware limited liability company (owned 71% by one of Registrant’s subsidiaries)
285.TB-CCF Commerce LLC, a Delaware limited liability company (owned 85% by one of Registrant’s subsidiaries)
286.TB Milano Apartments LLC, a Delaware limited liability company (owned 100% by TB Milano Holdings LLC)
287.TB Milano Holdings LLC, a Delaware limited liability company (owned 100% by TB-MBPA Milano LLC)
288.TB-MBPA Milano LLC, a Delaware limited liability company (owned 97.7% by one of Registrant’s subsidiaries)
289.Medway Residential LLC, a Delaware limited liability company (owned 99.8274% by one of Registrant’s subsidiaries)
290.Orange Terrace Property Owner LLC, a Delaware limited liability company (owned 100% by Orange Terrace Investors, LLC)
291.Orange Terrace Investors, LLC, a Delaware limited liability company (owned 100% by TB-CDG Orange Terrace, LLC)
292.TB-CDG Orange Terrace, LLC, a Delaware limited liability company (owned 86.7% by one of Registrant’s subsidiaries)
293.Toll Brothers Insurance Agency LLC, a Texas limited liability company (owned 80% by one of Registrant’s subsidiaries)